                                                                    EXHIBIT 99.1

[LOGO OF WHITTAKER] NEWS RELEASE

               WHITTAKER CORPORATION
               1955 N. Surveyor Avenue, Simi Valley, California 93063
               805/526-5700

               Release:  March 2, 1998

               Contact:  John Otto
                         Chief Financial Officer
                         (805)  526-5700, ext. 662


       WHITTAKER CORPORATION FIRST QUARTER 1998 OPERATING PROFIT UP 384%

         SIMI VALLEY, CA, MARCH 2, 1998-- Whittaker Corporation (NYSE: WKR) today announced the results of its operations for the first quarter ended January 31, 1998.

         Commenting on the quarter, Joseph F. Alibrandi, Chairman and Chief Executive Officer said, "The first quarter of 1998 marks our return to profitability after a difficult 1997. The Aerospace group results demonstrate the strength and vitality of our aerospace business. The Safety Systems division of our Aerospace group has overcome the difficulties it experienced in moving from Concord, California to our Simi Valley, California campus and is poised for a strong year in 1998. In addition, since the end of the first quarter, debt has been further reduced by $39 million. This reduction will reduce interest expense going forward and enable us to refinance the remaining bank debt at substantially lower interest rates."

   CONTINUING OPERATIONS
   ---------------------

         Sales from continuing operations for the current quarter were $31,799,000, compared to $19,690,000 for the first quarter of fiscal year 1997. Operating profit from continuing operations for the first quarter of 1998 was $5,498,000 compared to $1,136,000 for the first quarter last year. Net income from continuing operations for the current quarter was $322,000, or $0.03 per share, compared to a net loss from continuing operations of $2,549,000, or $0.23 per share, for the first quarter last year.

   DISCONTINUED OPERATIONS
   -----------------------

         The Company is also reporting a gain on disposal of discontinued operations in the first quarter of 1998 of $10,085,000, or $0.90 per share, resulting largely from the sale of Whittaker Xyplex, Inc., during the first quarter.

   CREDIT AGREEMENT
   ----------------

         The Company also announced that its bank lending group has waived compliance with certain financial ratio covenants in the Company's credit agreement until March 31, 1998.

         Statements made herein that are not based on historical fact are "forward looking statements" within the meaning of the Private Litigation Reform Act of 1995. Actual results could differ from these forward looking statements for many reasons including failure to retain customers or to attract new customers, development of competing products, and delays in developing new products and markets.

         Whittaker Corporation develops innovative fluid control and fire safety systems for aerospace and industrial applications and turnkey data networking solutions for hospitals and other enterprises. For additional information on Whittaker, contact the Internet Home Page at http://www.wkr.com.

                                    #  #  #

                             WHITTAKER CORPORATION
                       CONSOLIDATED STATEMENTS OF INCOME
                                   ($ in 000)
                                   UNAUDITED

                                                                                             For the Three Months
                                                                                               Ended January 31,
                                                                                         1998                    1997
                                                                                   -------------          --------------
                                                                                                               (restated)
Sales.....................................................................         $      31,799          $       19,690
Costs and expenses
  Cost of sales...........................................................                18,689                  12,253
  Engineering and development.............................................                   337                     224
  Selling, general and administrative.....................................                 7,275                   6,077
                                                                                   -------------          --------------
Operating Profit                                                                           5,498                   1,136
  Interest expense........................................................                 4,906                   3,828
  Interest income.........................................................                  (218)                   (149)
  Other expense...........................................................                   482                       6
                                                                                   -------------          --------------
Income (loss) from continuing operations before provision
(benefit) for taxes.......................................................                   328                  (2,549)
Provision (benefit) for taxes.............................................                     6                      --
                                                                                   -------------          --------------
Income (loss) from continuing operations..................................                   322                  (2,549)
Discontinued operations
  Loss from discontinued operations.......................................                    --                 (15,534)
  Gain on disposal of discontinued operations.............................                10,085                      --
                                                                                   -------------          --------------
Net income (loss).........................................................         $      10,407          $      (18,083)
                                                                                   =============          ==============
Average common shares outstanding (000)...................................                11,205                  11,116
                                                                                   =============          ==============
Basic income (loss) per share
  Continuing operations...................................................         $         .03          $         (.23)
  Discontinued operations
    Loss from discontinued operations.....................................                    --                   (1.40)
    Gain (loss) on disposal of discontinued operations....................                   .90                      --
                                                                                   -------------          --------------
Net income (loss) per share...............................................         $         .93          $        (1.63)
                                                                                   =============          ==============
Diluted income (loss) per share
  Continuing operations...................................................         $         .03          $         (.23)
  Discontinued operations
    Loss from discontinued operations.....................................                    --                   (1.40)
    Gain (loss) on disposal of discontinued operations....................                   .88                      --
                                                                                   -------------          --------------
Net income (loss) per share...............................................         $         .91          $        (1.63)
                                                                                   =============          ==============

                             WHITTAKER CORPORATION
                          CONSOLIDATED BALANCE SHEETS
                                   ($ in 000)

                                                                 At January 31,                At October 31,
                                                                     1998                          1997
                                                                 ---------------               ---------------
                                                                  (Unaudited)
ASSETS
------
Current Assets
--------------
Cash....................................................         $        37,550               $         6,366
Receivables.............................................                  24,597                        27,337
Inventories.............................................                  38,194                        37,032
Other current assets....................................                   1,777                           914
Income taxes recoverable................................                   3,238                         3,238
Deferred income taxes...................................                  11,291                        11,244
Net current assets of discontinued operations...........                    (428)                        7,766
                                                                 ---------------               ---------------
Total Current Assets....................................                 116,219                        93,897
                                                                 ---------------               ---------------
Property and equipment, at cost.........................                  31,850                        31,381
Less accumulated depreciation and amortization..........                 (22,060)                      (21,550)
                                                                 ---------------               ---------------
Net Property and Equipment..............................                   9,790                         9,831
                                                                 ---------------               ---------------
Other Assets
------------
Goodwill, net of amortization...........................                  13,942                        14,032
Other intangible assets, net of amortization............                   1,070                         1,119
Notes and other noncurrent receivables..................                   3,380                         3,443
Other noncurrent assets.................................                   9,081                         7,672
Net assets held for sale or development.................                  15,214                        15,214
Net noncurrent assets of discontinued operations........                      --                        22,234
                                                                 ---------------               ---------------
Total Other Assets......................................                  42,687                        63,714
                                                                 ---------------               ---------------
Total Assets                                                     $       168,696               $       167,442
                                                                 ===============               ===============
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Current Liabilities
-------------------
Current maturities of long-term debt....................         $       127,313               $       129,353
Accounts payable........................................                  10,126                         9,579
Accrued liabilities.....................................                  25,876                        31,331
                                                                 ---------------               ---------------
Total Current Liabilities...............................                 163,315                       170,263
                                                                 ---------------               ---------------
Other Liabilities
-----------------
Long-term debt..........................................                      91                           222
Other noncurrent liabilities............................                  12,174                        12,603
Deferred income taxes...................................                  13,432                        15,077
                                                                 ---------------               ---------------
Total Other Liabilities.................................                  25,697                        27,902
                                                                 ---------------               ---------------
Stockholders' Equity
--------------------
Capital stock
  Preferred stock.......................................                       1                             1
  Common Stock..........................................                     112                           112
Additional paid-in capital..............................                  72,041                        72,041
Retained earnings.......................................                 (92,470)                     (102,877)
                                                                 ---------------               ---------------
Total Stockholders' Equity..............................                 (20,316)                      (30,723)
                                                                 ---------------               ---------------
Total Liabilities and Stockholders' Equity                       $       168,696               $       167,442
                                                                 ===============               ===============

                             WHITTAKER CORPORATION
                             INDUSTRY SEGMENT DATA
                                   ($ in 000)
                                   UNAUDITED

                                                            For the Three Months
                                                             Ended January 31,
                                                       1998                    1997
                                                 -------------          ---------------
                                                                           (restated)
SALES:

Aerospace...............................         $      28,980          $        19,690
Integration Services....................                 2,819                       --
                                                 -------------          ---------------
                                                 $      31,799          $        19,690
                                                 =============          ===============
OPERATING PROFIT (LOSS):

Aerospace...............................         $       8,078          $         3,485
Integration Services....................                  (538)                      --
Corporate and Other.....................                (2,042)                  (2,349)
                                                 -------------          ---------------
                                                 $       5,498          $         1,136
                                                 =============          ===============